SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Ultra Series Fund
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X / No fee required
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       1) Title of each class of securities to which transaction applies:
          --------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
          --------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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       4)  Proposed maximum aggregate value of transaction:
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       5)  Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                                ULTRA SERIES FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 16, 1997

TO THE SHAREHOLDERS OF ULTRA SERIES FUND:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Ultra Series Fund (herein called the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, currently consisting of six investment portfolios (herein each a "Series" and, collectively, the "Series") will be held at the offices of the Fund located in the Century Companies of America Building at 2000 Heritage Way, Waverly, Iowa 50677, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, for the following purposes:

      1. To consider and act upon the election of five (5) members of the Board of Trustees to serve until their respective successors are chosen and qualified. Shareholders of all Series of the Fund voting together.

      2. Toconsider and act upon the approval of a new Management Agreement, on behalf of each Series, between the Fund and Century Investment Management Co. to take effect May 1, 1997. Shareholders of each Series of the Fund voting separately.

      3. To consider and act upon an Amendment to the Fund's Declaration of Trust to permit the Fund and each Series to offer additional classes of shares and to provide Shareholders with one vote for each dollar of net asset value of each Series. Shareholders of all Series of the Fund voting together.

      4. To consider and act upon the ratification of the selection of KPMG Peat Marwick as the independent auditors for the Fund. Shareholders of all Series of the Fund voting together.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on November 15, 1996, are entitled to notice of, and to vote at, the meeting and at any and all adjournments.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENCLOSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE.


                                    By order of the Board of Trustees,



                                    Lawrence R. Halverson
                                    Secretary


Dated:  December 1, 1996

                                ULTRA SERIES FUND
                     2000 Heritage Way, Waverly, Iowa 50677
                            Telephone (319) 352-4090

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On January 16, 1997

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the Ultra Series Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund located in the Century Companies of America Building, 2000 Heritage Way, Waverly, Iowa 50677, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournment, for the purposes set forth in the Notice of Special Meeting. The Board of Trustees recommends that you vote "FOR" each proposal set forth in the Notice of Special Meeting, including all the nominees named in Proposal 1.

The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, currently consisting of six investment portfolios (the "Series"). The Fund currently sells its shares to the Century Variable Account and Century Variable Annuity Account, registered separate accounts of Century Life of America (the "Separate Accounts") and the Century Group Variable Annuity Account, an unregistered separate account of Century Life of America (the "Group Annuity Account"). This Proxy Statement is furnished to all UltraVers-ALL LIFESM Policyowners, MEMBERS(R) Variable Universal Life (formerly known as VARIABLE Univers-ALL LIFE 2000SM) Policyowners and MEMBERS(R) Variable Annuity Policyowners (collectively "Policyowners") of record as of the Record Date (November 15, 1996).

The Separate Accounts and the Group Annuity Account are the legal owners of the shares of the Fund (the "Shareholders"). The Separate Accounts have agreed to solicit instructions from Policyowners on how to vote the Fund shares attributable to those Policyowners. If the accompanying proxy card(s) is properly executed and returned in time to be voted at the Special Meeting and is not revoked prior to the Special Meeting the shares covered thereby will be voted by the Separate Accounts in accordance with the instructions marked thereon by the Policyowner. Shares of the Fund held by the Separate Accounts for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by the applicable Separate Account. Shares owned by the Group Annuity Account, which are attributable to policies sold to employee benefit plans, will be voted in proportion to the voting instructions received with respect to the Century Variable Annuity Account. Any proxy may be revoked at any time prior to its exercise by written notice of revocation addressed to and received by the Secretary of the Fund, by delivery of a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Each Policyowner has the right to instruct one vote for each full share of beneficial interest that the Policyowner has in the Fund, with fractional votes allocated for fractional interests. The number of votes the Policyowner has the right to instruct will be calculated separately for each Separate Account and for each Series. The number of votes is calculated as of the Record Date by dividing the Policyowner's contract value in a subaccount by the net asset value per share of the corresponding Series of the Fund. The number of shares of each Series of the Fund for which a Policyowner is entitled to give voting instructions is shown on each Series' proxy card. Because the dollar value per share of each Series differs, the voting power of one Series may not reflect its relative economic relationship to the Fund.

A plurality of shares of all the Series voting as one class is necessary to elect each of the nominees for Trustees. The affirmative vote of a majority of the shares, of each Series of the Fund voting separately, is necessary to approve the new management agreement. (As defined under the Investment Company Act of 1940 (the "Act"), a "majority vote" is either 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less.) The affirmative vote of a majority of the shares of all Series of the Fund voting as one class is necessary to approve the amendment to the Fund's Declaration of Trust and to ratify the selection of independent auditors with respect to the Series.

The Board of Trustees has fixed the close of business on November 15, 1996, as the Record Date for the determination of Policyowners and Shareholders entitled to notice of and to vote at the Special Meeting of Shareholders. As of the Record Date, the net assets of the Fund equaled $_____________. Each Series of the Fund in each Separate Account and the Group Annuity Account is entitled to the following number of votes:

                                                     Fund
                                       Separate      Net Asset  Number of
                                       Account       Value Per  Votes Entitled
                                       Net Assets    Share      To Be Instructed


Century Variable Account
(UltraVers-ALL Life and MEMBERS
 Variable Universal Life Policyowners)

    Capital Appreciation Stock Series  $              $
    Money Market Series
    Growth and Income Stock Series
    Bond Series
    Balanced Series
    Treasury 2000 Series

Century Variable Annuity Account
(MEMBERS Variable Annuity Policyowners)

    Capital Appreciation Stock Series  $              $
    Money Market Series
    Growth and Income Stock Series
    Bond Series
    Balanced Series
    Treasury 2000 Series

Century Group Variable Annuity Account                         Number of Votes
(Century Life of America ownership)                          Entitled To Be Cast

    Capital Appreciation Stock Series  $              $
    Money Market Series
    Growth and Income Stock Series
    Bond Series
    Balanced Series

The Board of Trustees of the Fund knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The cost of the Special Meeting of Shareholders, including the solicitation of proxies, will be paid by the Fund. On or about December 1, 1996, this Proxy
Statement and the accompanying proxy card(s) will first be mailed to Policyowners and Shareholders of record as of the Record Date.


                                 Proposal No. 1
                              ELECTION OF TRUSTEES

The five individuals named in the following table have been nominated for election as Trustees, each to hold office until a successor is duly elected and has qualified. All nominees currently are Trustees of the Fund and have consented to being named as a nominee in this Proxy Statement, and have consented to serve as a Trustee if elected. None of these individuals has held any other position with the Fund. The affirmative vote of a plurality of the shares of the Fund (all Series voting together) present at the Special Meeting, in person or by proxy, is required to elect the nominees. A Policyowner using the enclosed proxy card(s) may instruct the proxies to vote for all or any of the nominees or may withhold from the proxies' authority to vote for all or any of the nominees. The Fund has no procedure to consider persons recommended by Policyowners or Shareholders for nomination to the Board of Trustees of the Fund.

The Board of Trustees knows of no reason why any of the nominees listed below will be unable to serve but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Trustees may recommend. Under the Fund's Declaration of Trust, the Trustees are permitted to reelect themselves or elect others as Trustees to fill any vacancies that may occur from time to time, subject to the limitation that at least 67% of the disinterested Trustees must have been elected by the Shareholders.

                                                Principal Occupation(s)
Name and Age         Position With the Fund     For the Past Five Years

Gwendolyn M. Boeke   Trustee                    Evangelical Lutheran Church in
Age: 61              1988 - Present             America
                                                Area Representative - Iowa
                                                1990 - Present

Alfred L. Disrud     Trustee                    Planned Giving Services
Age: 75              1987 - Present             (Charitable Consulting Firm)
                                                Waverly, IA 50677
                                                Owner
                                                1986 - Present

Kevin T. Lentz*      Trustee                    Century Life of America
Age: 37              1993 - Present             Chief Operating Officer
                                                1993 - Present
                                                Vice President, Member Services
                                                1992 - Present
                                                Vice President, Finance
                                                1989-1992

                                                CUNA Mutual Insurance Society
                                                Vice President, Member Services
                                                1992 - Present

Keith S. Noah        Trustee                    Noah & Smith
Age: 76              1984 - Present             (Law Firm)
                                                Charles City, IA 50616
                                                Partner - Of Counsel
                                                1948 - Present

Thomas C. Watt       Trustee                    MidAmerican Energy Company
Age: 60              1986 - Present             Waterloo, Iowa 50704
                                                District Manager
                                                1995 - Present

                                                Midwest Power Systems, Inc.
                                                Waterloo, IA 50704
                                                Division Manager
                                                1992 - 1995

                                                Iowa Public Service Co.
                                                Waterloo, IA 50704
                                                Vice President - East District
                                                1962 - 1992


*An "interested person" (as defined in the Act) of the Fund because he is an officer of Century Life of America ("Century Life") and CUNA Mutual Insurance Society ("Cuna Mutual"), which own Century Investment Management Co. ("CIMCO" the Investment Adviser) and CUNA Brokerage Services, Inc. (the "Distributor" or "CBS").

The Board of Trustees does not have standing audit, nominating and compensation committees. During the last fiscal year the Board of Trustees held five meetings. In that period, all incumbent Trustees attended 100% of the meetings. Independent Trustees are paid $500, plus expenses, for each Board meeting attended. During the last fiscal year, the Fund paid total Trustees' fees of $10,000 to those Trustees who are not "interested persons" as defined by the Act. Kevin T. Lentz, one of the Trustees of the Fund, is compensated by Century Life and receives no compensation from the Fund. The following table sets forth certain information regarding compensation of the Fund's Board of Trustees.

               Compensation Table

                                Aggregate Compensation From
 Names of Trustees              The Ultra Series Fund 1996
 -----------------              --------------------------
 Gwendolyn M. Boeke                       $2,500
 Alfred L. Disrud                         $2,500
 Keith S. Noah                            $2,500
 Thomas C. Watt                           $2,500

The Fund makes no direct payment to its officers. Pursuant to the current Investment Advisory Agreement with CIMCO, the Investment Adviser), CIMCO provides personnel to serve as officers of the Fund, subject to their consent. No executive receives more than $60,000 from the Fund. The executive officers of the Fund, whose terms of office last until successors are duly elected and qualified, are listed in the table below:
                                               Principal Occupation(s)
Name and Age           Position With the Fund  For the Past Five Years

Michael S. Daubs       President               Century Investment Management Co.
Age: 53                1983 - Present          President
                                               1982 - Present

                                               Century Life of America
                                               Chief Investment Officer
                                               1989 - Present

                                               CUNA Mutual Insurance Society
                                               Chief Investment Officer
                                               1990 - Present

Lawrence R. Halverson  Vice President          Century Investment Management Co.
Age: 51                1987 - Present          Vice President
                       Secretary               12/87 - Present
                       1992 - Present          Secretary
                                               1992 - Present

                                               Century Life of America
                                               Vice President
                                               1987 - 1991

                                               CUNA Mutual Insurance Society
                                               Vice President
                                               1990 - 1991

Donald E. Heltner      Vice President          Century Investment Management Co.
Age: 49                1983 - Present          Vice President
                                               1982 - Present
                                               Treasurer
                                               1992 - Present

                                               Century Life of America
                                               Vice President
                                               1975 - 1991

                                               CUNA Mutual Insurance Society
                                               Vice President
                                               1990 - 1991

The Board of Trustees recommends that you vote "FOR" each of the nominees to the Board of Trustees.

                                 Proposal No. 2
                      APPROVAL OF THE MANAGEMENT AGREEMENT
Summary

Currently, CIMCO, a registered investment adviser located at 5910 Mineral Point Road, Madison, Wisconsin 53705, provides investment advisory and administrative services to each Series of the Fund pursuant to a written investment advisory agreement (the "existing advisory agreement"). Some of the services necessary for the operation of each Series (e.g., transfer agency, custodial and administrative services) are provided by other affiliated and unaffiliated parties pursuant to a number of written service agreements. The existing advisory agreement and each of the other written service agreements specify their own fee structure. Fees for these services and other expenses incurred by the Fund are subject to change over time as Fund assets increase or decrease and as operating costs change. To lessen Shareholder and Policyowner confusion and increase the understanding of the fees paid by each Series, CIMCO has proposed to the Fund's Board of Trustees that the existing advisory agreement be replaced with the proposed management agreement (the "Management Agreement") pursuant to which CIMCO, in exchange for a unitary fee, will provide investment advisory services for each Series and will provide or arrange for the provision of substantially all other services required by a Series. The services for the Treasury 2000 Series are currently handled in this manner.

For each Series, the unitary fee, which would be calculated and accrued daily, would be a different constant percentage of the average value of the daily net assets of that Series, and would compensate CIMCO for both providing investment management services and for providing or procuring certain other services necessary for the operation of a Series. The unitary fee percentage varies for each Series as follows: Capital Appreciation Stock -- 0.80%; Balanced -- 0.70%; Growth and Income Stock -- 0.60%; Bond -- 0.55%; Money Market -- 0.45%; and, Treasury 2000 -- 0.45%). If the Management Agreement is approved, the existing advisory agreement will be terminated and replaced with the Management Agreement, and the current written service agreements, where required, will be terminated and new agreements will be entered into among the service providers, the Fund, and CIMCO, whereby CIMCO will be responsible for arranging and paying for these services. After considering such information as it deemed relevant (described below), the Board of Trustees unanimously approved the Management Agreement, and recommended that the Shareholders approve the Management Agreement.

CIMCO has acted as the investment adviser to the Fund since the Fund's inception. CIMCO is a 50% owned subsidiary of Century Life, 2000 Heritage Way, Waverly, Iowa 50677, and a 50% owned subsidiary of CUNA Mutual Investment Corporation, 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Mutual Investment Corporation is an investment subsidiary wholly owned by CUNA Mutual, 5910 Mineral Point Road, Madison, Wisconsin 53705. The composition of CIMCO's board of directors includes a majority of independent directors. No Trustee of the Fund owns ten percent or more of the outstanding voting securities of CIMCO. The name, address and principal occupation of the chief executive officer and directors of CIMCO are listed below:

                                    Position With             Position With         Principal Occupation(s)
     Name and  Address              the Adviser               the Fund              For the Past Five Years
     -----------------              -----------               --------              -----------------------

     Michael S. Daubs               President                 President             Century Investment Management Company
     5910 Mineral Point Road                                  1983 - Present        President
     Madison, WI 53705                                                              1982 - Present

                                                                                    Century Life of America
                                                                                    Chief Investment Officer
                                                                                    1989 - Present

                                                                                    CUNA Mutual Insurance Society
                                                                                    Chief Investment Officer
                                                                                    1990 - Present

     Michael B. Kitchen             Director                  None                  CUNA Mutual Insurance Society
     5910 Mineral Point Road                                                        President and Chief Executive Officer
     Madison, WI 53705                                                              1995 - Present

                                                                                    Century Life of America
                                                                                    President and Chief Executive Officer
                                                                                    1995 - Present

                                                                                    CUMIS Group Limited
                                                                                    Burlington, Ontario, Canada
                                                                                    President and Chief Executive Officer
                                                                                    1992-1995

                                                                                    Canadian Imperial Bank
                                                                                    Consultant
                                                                                    1991 - 1992

     Joyce A. Harris                Director                  None                  Telco Community Credit Union
     5910 Mineral Point Road                                                        Madison, WI
     Madison, WI 53705                                                              President and Chief Executive Officer
                                                                                    03/78 - Present

     James C. Hickman               Director                  None                  University of Wisconsin - Madison
     5910 Mineral Point Road                                                        Professor-Business and Statistics
     Madison, WI 53705                                                              09/72 - Present

                                                                                    University of Wisconsin-Madison
                                                                                    Dean - School of Business
                                                                                    09/85 - 08/90

     George A. Nelson               Director                  None                  Evening Telegram Co.
     5910 Mineral Point Road                                                        Superior, WI
     Madison, WI 53705                                                              Vice President
                                                                                    12/82 - Present

                                                                                    Robert W. Baird & Co., Inc.
                                                                                    Madison, WI
                                                                                    Vice President
                                                                                    12/80 - 12/82

Existing Advisory Agreement

The existing advisory agreement between CIMCO and the Fund is dated September 8, 1994 and was last continued by a vote of the Board of Trustees on May 2, 1996. The date on which the existing advisory agreement was last submitted to a vote of the Shareholders of the Fund was December 5, 1991, and the purpose of the submission was change in ownership of the Investment Adviser. The existing advisory agreement provides that CIMCO will provide continuous professional investment management of the investments of the Fund. In doing so, CIMCO provides the Fund with an investment program complying with the investment objectives, policies, and restrictions of each Series of the Fund. CIMCO makes the investment decisions and is responsible for the investment and reinvestment of each Series' assets; performs research, statistical analysis, and continuously supervises each Series' investment portfolio; furnishes office space for the Fund; provides the Fund with accounting data concerning the investment activities of each Series of the Fund and files periodic financial reports with the Securities and Exchange Commission and other regulatory agencies; continuously monitors compliance by each Series in its investment activities with the requirements of the Act; and renders periodic and special reports to the Fund.

Under the existing advisory agreement, as full compensation for CIMCO's services, the Fund agreed to pay to CIMCO an investment advisory fee computed at an annualized rate of 0.50% of the average value of the daily net assets of each Series (other than Treasury 2000). For Treasury 2000, CIMCO provides, or arranges for others to provide, all services (e.g., investment advisory, legal, accounting, etc.) in exchange for an investment advisory/administrative fee computed at an annualized rate of 0.45% of the average value of the daily net assets of Treasury 2000. Century Life currently provides certain administrative services to Treasury 2000 on behalf of CIMCO and, accordingly, all expenses in excess of 0.45% of the average value of the daily net assets of Treasury 2000 are paid by Century Life. Since the Fund's inception, Century Life has, from year to year pursuant to an annually renewable Expense Reimbursement Agreement between Century Life and the Fund, voluntarily agreed to absorb all ordinary business expenses, including the advisory fee, of each Series of the Fund (except Treasury 2000) in excess of 0.65% of the average value of the daily net assets of such Series. Century Life management has indicated that, the Expense Reimbursement Agreement will not be renewed and therefore Century Life will discontinue this voluntary payment of Fund expenses effective May 1, 1997, whether or not the Management Agreement is approved by the Shareholders.

CIMCO provides investment advice to the Fund, pension funds, Century Life and its subsidiaries, and CUNA Mutual and its subsidiaries. CIMCO does not provide investment advisory services to any other investment companies having investment objective(s) similar to a Series.

CBS, the Distributor, acts as the principal underwriter of the Fund pursuant to the terms of a Distribution Agreement that became effective December 29, 1993. CBS is a wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual and is an affiliate of CIMCO. During the Fund's fiscal year ended December 31, 1995, the Fund paid no brokerage commissions to affiliated broker-dealers.

The Proposed Management Agreement

The Board of Trustees unanimously approved the Management Agreement between the Fund, on behalf of each of the Series, and CIMCO, at a meeting of the Board of Trustees held on October 29, 1996. The Management Agreement will take effect on May 1, 1997 for each Series once it is approved by the vote of a majority of the outstanding voting shares of each Series.

Under the Management Agreement, a copy of which is attached hereto as Exhibit A, CIMCO would be obligated to provide the same investment advisory services to each Series of the Fund as CIMCO provides under the terms of the existing advisory agreement. The material differences between the Management Agreement and the existing advisory agreement are that under the Management Agreement:

         (a) CIMCO also would have overall responsibility, subject to the supervision of the Board of Trustees, for providing or procuring, at CIMCO's own expense, the services reasonably necessary for the operation of each Series, including custodial, transfer agency, administrative, legal, accounting and dividend disbursing services. CIMCO may contract with qualified service providers to perform any of the services under the Management Agreement and would be required to coordinate the activities of such service providers;

         (b) CIMCO would be paid a unitary fee for each Series. The unitary fee would be intended to compensate CIMCO for both investment advisory services and certain ordinary operating expenses necessary to operate a Series (excluding certain expenses described below); and

         (c) The unitary fee percentage payable to CIMCO would vary for each Series as described above. When compared to the 1995 actual percentages of each Series' average daily net assets attributed to advisory and other expenses (before voluntary reimbursements), the unitary fee percentages would be lower for Growth and Income Stock, Bond and Money Market, higher for Capital Appreciation Stock and Balanced, and the same for Treasury 2000.

The Management Agreement excludes the following expenses from the set of ordinary operating expenses for which CIMCO would be compensated: independent Trustees' fees; outside audit fees; interest on borrowing by a Series; certain taxes; and extraordinary expenses (as approved by a majority of the independent Trustees).

Pro Forma Table I below indicates: (a) the actual aggregate amount of the advisory fee paid to CIMCO under the existing advisory agreement plus other operating expenses paid by the Fund with respect to each Series for the fiscal year ended December 31, 1995; (b) the hypothetical aggregate amount of the unitary fee for each Series, plus operating expenses not covered by the unitary fee, that would have been paid to CIMCO if the Management Agreement had been in effect during that period; and (c) the difference between each aggregate amount in (a) and (b) as a percentage of each aggregate amount in (a). Pro Forma Table II below is the same as Pro Forma Table I except that the amounts of expenses shown in Column (a) are after voluntary reimbursements from Century Life as described above. It is anticipated that Century Life will discontinue such voluntary reibursements effective May 1, 1997.


           Pro Forma Table I (before voluntary expense reimbursement)

--------------------------- ----------------------------- ------------------------ ------------------ --------------

                                                                    (a)                   (b)              (c)
                                Total Expenses (as a      Dollar Amount of Total   Pro Forma Dollar    Percentage
                            percentage of average daily       Expenses Before          Amount of       Increase or
          Series                    net assets)                  Voluntary          Expenses under     (Decrease)
                                                           Reimbursements (year       Management       in Fees and
                                                             ended 12/31/95)*       Agreement (year     Expenses
                                                                                         ended
                                                                                      12/31/95)**
                            -----------------------------
                              Existing      Management
                              Advisory    Agreement Pro
                             Agreement        Forma
                             Year Ended
                              12/31/95
--------------------------- ------------- --------------- ------------------------ ------------------ --------------

Capital Appreciation Stock     0.76%          0.81%              $156,184              $166,994           6.9%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Growth and Income Stock        0.69%          0.61%              $491,168              $436,576          (11.1%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Balanced                       0.69%          0.71%              $598,507              $620,397           3.7%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Bond                           0.69%          0.56%               $70,290               $57,519          (18.2%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Money Market                   0.73%          0.46%               $70,062               $44,490          (36.5%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Treasury 2000                  0.45%          0.45%               $6,379                $6,379            0.0%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Total                                                           $1,392,590            $1,332,355         (4.3%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------

* These expense amounts include advisory fees, accounting and custodian fees, Trustees' fees, legal fees, audit fees and other expenses.

** Consistent with the terms of the Management Agreement, this reflects the advisory fee plus the following expenses not covered by the unitary fee: independent Trustees' fees, extraordinary legal or consulting fees, and outside audit fees.


           Pro Forma Table II (after voluntary expense reimbursement)

--------------------------- ----------------------------- ------------------------ ------------------ --------------

                                Total Expenses (as a                (a)                   (b)              (c)
                            percentage of average daily   Dollar Amount of Total   Pro Forma Dollar    Percentage
          Series                    net assets)               Expenses After           Amount of       Increase or
                                                                 Voluntary          Expenses under     (Decrease)
                                                           Reimbursements (year       Management       in Fees and
                                                             ended 12/31/95)*       Agreement (year     Expenses
                                                                                         ended
                                                                                      12/31/95)**
                            -----------------------------

                              Existing      Management
                              Advisory    Agreement Pro
                             Agreement        Forma
                             Year Ended
                              12/31/95
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Capital Appreciation Stock     0.65%          0.81%              $133,378              $166,994           25.2%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Growth and Income Stock        0.65%          0.61%              $462,351              $436,576          (5.6%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Balanced                       0.65%          0.71%              $564,989              $620,397           9.8%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Bond                           0.65%          0.56%               $66,319               $57,519          (13.3%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Money Market                   0.65%          0.46%               $62,357               $43,170          (28.7%)
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Treasury 2000                  0.45%          0.45%               $6,379                $6,379            0.0%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------
Total                                                           $1,295,773            $1,332,255          2.8%
--------------------------- ------------- --------------- ------------------------ ------------------ --------------

* These expense amounts include advisory fees, accounting and custodian fees, Trustees' fees, legal fees, audit fees and other expenses.

** Consistent with the terms of the Management Agreement, this reflects the advisory fee plus the following expenses not covered by the unitary fee: independent Trustees' fees, extraordinary legal or consulting fees, and outside audit fees.

The Management Agreement provides: (a) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Shareholders of the Fund (or applicable Series) or by a majority of the Trustees, and by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party; (b) that it may be terminated by the Fund (or as to any Series) or by CIMCO at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the Shareholders on sixty (60) days written notice to the non-terminating party; and
(c) that it will terminate automatically in the event of its assignment.

The Management Agreement also contains provisions that would: (1) limit CIMCO's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of the Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the Management Agreement; (2) allow CIMCO to effect transactions between a Series and CIMCO's other clients in an manner deemed equitable to all; (3) allow CIMCO to aggregate orders to purchase or sell securities for the Series and other CIMCO clients in order to obtain favorable execution and lower brokerage commissions or prices; and (4) designate the laws of the Commonwealth of Massachusetts as the governing law for the Management Agreement.

Evaluation by the Trustees

On September 23, 1996 and October 29, 1996, the Board of Trustees met with legal counsel and senior officers of CIMCO to discuss the proposed unitary fees and evaluate the Management Agreement. The Board of Trustees reviewed materials furnished by CIMCO and counsel that it determined were relevant to its deliberations. The materials included information regarding CIMCO and its personnel, operations and financial condition. A representative of CIMCO discussed with the Trustees CIMCO's philosophy of management and method of operation insofar as they related to the Fund and indicated the belief that, as a consequence of the unitary fee structure proposed in the proposed Management Agreement, the operations of CIMCO and its ability to provide services to the Fund would not be adversely affected and may be enhanced. The Trustees considered the potential benefits to the Fund and the current and anticipated expense ratios.

In determining to recommend that Policyowners and Shareholders vote to approve the proposed Management Agreement as being in the best interests of the Fund and each Series, the Trustees considered a number of factors including: (a) the Fund's need for investment advice and certain administrative services; (b) the quality of the advice and service CIMCO had provided in the past, noting that the advisory services to be provided by CIMCO would be performed by the same people as under the existing advisory agreement; and (c) the reasonableness of the fees charged in the past and proposed for the future. The Trustees specifically considered the benefits to Shareholders of the revised fee structure whereby each Series would pay a fee at a separately calculated rate, resulting in an increase in expenses for two Series (Capital Appreciation Stock Series and Balanced Series), the same expenses for Treasury 2000 Series, and a decrease in expenses for the other Series. The Trustees believe that the new fee structure more appropriately reflects the nature and scope of services being provided to each Series. In reaching this conclusion, the Board considered information about fees charged for other insurance product mutual fund portfolios with investment objectives and policies comparable to those of each Series. The Trustees also considered profitability information provided by CIMCO for each Series, as well as pro forma expense information for the Fund (if the Management Agreement were in effect; and not including separate account expenses) provided by CIMCO as indicated by the Pro Forma Tables above.

Among the other factors considered by the Board of Trustees in support of the unitary fee structure are that: (a) future expense levels of each Series as a percentage of the average value of the daily net assets would be fixed even if the costs of managing or operating a Series rise faster than assets; (b) the unitary fee is more straightforward and understandable; (c) imposition of a constant daily expense charge, rather than expenses charged to a Series on the day the expense is incurred would have the effect of leveling expenses, thereby treating all Policyowners and Shareholders equally no matter when they own their shares; (d) the unitary fee structure provides incentive to CIMCO to increase Series' assets and to create economies of scale that will reduce Series' expenses; and (e) the unitary fee structure would effectively implement a permanent "excess operating cost reimbursement feature," thereby eliminating the dependency on the voluntary Century Life reimbursement feature expected to be discontinued in May, 1997.

After consideration of the above, and such other factors and information as it deemed relevant, the Board of Trustees, including the Trustees who are not interested persons as defined by the Act, unanimously approved the Management Agreement at a meeting on October 29, 1996 and directed that the Management Agreement be submitted to the Shareholders for approval and recommended that the Shareholders approve the Management Agreement.

Shareholder Approval

To become effective with respect to a Series, the Management Agreement must be approved by a majority of the outstanding voting shares of such Series. The affirmative vote of a majority of the shares as defined under the Act (a "majority vote" being either 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of each Series of the Fund voting separately, is necessary to approve the Management Agreement for each Series. If any Series of the Fund does not approve of the Management Agreement, the Management Agreement will not be implemented and the Fund and CIMCO will continue to operate under the existing advisory agreement.

The Board of Trustees recommends that the you vote "FOR" this proposal.


                                 Proposal No. 3
                        AMENDMENT TO DECLARATION OF TRUST

Summary

Effective on or about May 1, 1997 it is proposed that the Fund be made available to new investors through insurance company separate accounts other than those established by Century Life, CUNA Mutual, or their affiliates, and affiliated and unaffiliated qualified pension plans. Unaffiliated investors will be offered a new class of shares in each Series of the Fund, to be designated as Class C shares. This class may reflect an additional distribution fee pursuant to Rule 12b-1 of the Act. The present Fund shares will be redesignated as Class Z shares, and Class Z shares will be offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, Century Life and CUNA Mutual companies. As a technical matter, in order to implement the new class structure, which has been approved by the Board of Trustees, it is necessary to amend the Declaration of Trust to provide that each of the Series may issue multiple classes of shares. Approving this Amendment Number 2 to the Declaration of Trust will not in any way change the expenses, fees or charges to current Policyowners or Shareholders. It will only affect new investors, who may be subject to Rule 12b-1 fees approved by the Board of Trustees.

The Board of Trustees also is proposing a change in voting rights for Shareholders of the Fund. Under Amendment Number 2 to the Declaration of Trust, on any matter submitted to a vote of the Shareholders in the future, each Shareholder would be entitled to one vote for each dollar of net asset value of the Fund attributed to the Shareholder ("dollar-weighted voting"). Currently, Shareholders of the Fund are entitled to one vote for each full share, and a fractional vote for each fractional share held by the Shareholder ("share-weighted voting"). Under share-weighted voting, the number of votes attributable to a Shareholder is calculated by dividing the dollar value of a Shareholder's account in a Series by the net asset value per share of that Series. The result of share-weighted voting is that when two Shareholders have the same dollar amount invested in different Series, the Shareholder holding shares in the Series with the greater net asset value per share will have fewer votes than the Shareholder holding shares in the Series with the lesser net asset value per share. The Board of Trustees considers that dollar weighted voting will equalize the voting impact of Shareholders having similar amounts invested in the Fund, regardless of which Series is held by a Shareholder. The specific language of Amendment Number 2 to the Declaration of Trust appears in Exhibit B.

Evaluation of the Board of Trustees.

In the opinion of the Trustees, the Amendment would more equitably distribute voting rights among Shareholders which may promote growth of the Fund and thereby benefit existing Shareholders. After consideration of the Amendment, and such other factors and information as it deemed relevant, the Board of Trustees, including the Trustees who are not interested persons as defined by the Act, unanimously approved the Amendment at a meeting on October 29, 1996 and directed that the proposed Amendment be submitted to the Shareholders for approval and recommended that the Shareholders approve.

The affirmative vote of a majority of the shares of all Series of the Fund voting as one class is necessary to approve the Amendment.

The Board of Trustees recommends that you vote "FOR" this proposal.


                                 Proposal No. 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Board of Trustees, including a majority of the disinterested Trustees, has selected KPMG Peat Marwick ("Peat Marwick") as independent auditor for the fiscal year ending December 31, 1996, subject to ratification or rejection by the Shareholders. To ratify this selection, an affirmative vote of a majority of the outstanding shares of the Fund (as defined by the Act) is required.

No member of Peat Marwick or any associate thereof has any direct or indirect financial interest in the Fund or any of its affiliates. Peat Marwick has served as the Fund's independent auditor from the Fund's inception. Peat Marwick also acts as independent auditor for Century Life, CUNA Mutual, the Investment Adviser, and for affiliated companies. If the Fund receives a written request from any Shareholder at least five (5) days prior to the meeting stating that the Shareholder will be present in person at the meeting and desires to ask questions of the auditor concerning the Fund's financial statements, the Fund will arrange to have a representative of Peat Marwick present at the meeting who will respond to appropriate questions and have an opportunity to make a statement.

The Board of Trustees recommends that you vote "FOR" the ratification of selection of Peat Marwick as the Fund's independent auditor.

                             ADDITIONAL INFORMATION

Substantial Shareholders

The following persons and entities have a beneficial interest in one or more Series of the Fund which exceeds 5%.

 Series                         Beneficial Owner               Holdings as a
                                                               Percentage of
                                                               Total Net Assets



The nominees and officers of the Fund as a group own either directly or beneficially less than 1 % of the shares of any Series of the Fund.

Future Meetings of Shareholders

Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next Shareholder meeting should send written proposals to the Ultra Series Fund, 2000 Heritage Way, Waverly, Iowa 50677, c/o Secretary of the Fund. Under the law of Massachusetts, where the Fund is organized, the Fund is not required to hold annual meetings of Shareholders. Under the Act, a vote of Shareholders is required for particular matters from time to time. Shareholder proposals received may not be considered until the next Shareholder meeting.

Annual and Semi-Annual Reports

The Fund's Annual Report to Shareholders for the period ended December 31, 1995, and the Semi-Annual Report to Shareholders for the period ended June 30, 1996, were mailed to Shareholders on or about February 29, 1996 and August 30, 1996, respectively, and are available upon request from the Fund by calling 1-800-798-5500.


Dated:  December 1, 1996

                                    By Order of the Board of Trustees,


                                    Lawrence R. Halverson
                                    Secretary



IMPORTANT NOTICE: If you are a Policyowner of two or more Century variable products contracts, you will receive a Proxy Statement and proxy voting cards for each contract. You should complete all cards and return them as directed. Votes for the separate accounts and Series will be counted and recorded separately. If you have any questions regarding the procedures for instructing votes, please call 1-800-798-5500.

                                                                       EXHIBIT A
                                ULTRA SERIES FUND

                              MANAGEMENT AGREEMENT


         THIS MANAGEMENT AGREEMENT ("Agreement") is made this ____ day of ____________, 199_ and will be effective as of May 1, 1997, by and between Ultra Series Fund, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Fund"), and CIMCO Inc. (the "Manager"), a corporation organized and existing under the laws of the state of Iowa.

                                    RECITALS

1. The Fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of six investment portfolios (each, a "Series") designated as Capital Appreciation Stock, Growth and Income Stock, Balanced, Bond, Money Market, and Treasury 2000, each such Series having its own investment objective;

2. The Fund issues a separate series of shares of beneficial interest for each Series, which shares represent fractional undivided interests in the Series;

3. The Manager is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

4. The Fund desires to retain the Manager to provide or to arrange to provide overall management of the Fund and each Series, including, but not limited to, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services, in the manner and on the terms and conditions set forth in this Agreement;

5. The Manager is willing to provide or to arrange to provide, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the Fund and each Series on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

                                    ARTICLE I
                              Duties of the Manager

         The Fund hereby engages the Manager to act as the Fund's general manager to provide or to arrange to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to each existing Series of the Fund and to any additional investment portfolios that the Fund may establish in the future; and to provide or to arrange to provide the above services subject to the supervision of the board of trustees of the Fund (the "Board"), for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the provisions of the 1940 Act and the Advisers Act, the Manager may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), and accountant(s) to perform any or all of the services set forth in this Agreement.

         The Manager, its affiliates and any investment adviser(s), sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), accountant(s), or other parties performing services for the Manager shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or a Series in any way or otherwise be deemed agents of the Fund or a Series.

         The Manager shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Fund in buying, selling or otherwise disposing of or managing the Fund's investments, directly or through sub-advisers, subject to supervision by the Board.

         The Manager and any other party performing services covered by this Agreement (each such party is hereafter referred to as a "Service Provider") shall be subject to: (1) the restrictions of the Declaration of Trust and Bylaws of the Fund, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Series' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Fund (the "registration statement") under the Securities Act of 1933, as amended (the "1933 Act"); (4) appropriate state insurance laws; and (5) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

         (a) Investment Advisory Services. The Manager shall provide the Fund directly or through sub-advisers with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper management of the assets of each Series, shall furnish continuously an investment program for each Series, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Series shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

         The Fund has furnished or will furnish the Manager (who is authorized to furnish any Service Provider) with copies of the Fund's registration statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Fund.

         The Manager represents that in performing investment advisory services for each Series, the Manager shall make every effort to ensure that: (1) each Series shall comply with Section 817(h) of the Code and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Series continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provision; and (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Series may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination for the period, if any, specified in the notice or until similarly notified that such determination has been revoked.

         The Manager shall take, on behalf of each Series, all actions which it deems necessary to implement the investment policies of such Series, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Series with brokers, dealers, futures commission merchants or banks selected by the Manager. The Manager also is authorized as the agent of the Fund to give instructions to any Service Provider serving as custodian of the Fund as to deliveries of securities and payments of cash for the account of each Series. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of the Series, the Manager is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with the Manager or the Fund.

         In addition to seeking the best price and execution, the Manager may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to the Manager. The Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to each Series. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Manager will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Manager in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

         As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Series consistent with the requirements under the 1940 Act, the Manager shall:

                  (1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Series as set forth in the Fund's registration statement;

                  (2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Series for approval, modification, or rejection by the Board;

                  (3)      Seek   out   and   implement   specific    investment
                           opportunities,   consistent   with   any   investment
                           strategies approved by the Board;

                  (4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Series, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Series, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

                  (5) Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Series including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Series as of the end of the quarter;

                  (6) Maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Series and the Fund;

                  (7) Furnish any personnel, office space, equipment and other facilities necessary for the operation of each Series as contemplated in this Agreement;

                  (8) Provide the Fund with such accounting or other data concerning the Fund's investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

                  (9) Assist in determining each business day the net asset value of the shares of each Series in accordance with applicable law; and

                  (10)     Enter  into  any  written   investment   advisory  or
                           investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.


         (b) General Management Services. The Manager shall provide or arrange to provide all custody, transfer agency, dividend disbursing, legal, accounting, and administrative services necessary for the operation of the Fund, including, without limitation, the following services:

                  (1)      Custody services including, but not limited to:

                           (i) placing and maintaining each Series' securities, cash or other investments pursuant  to  the  requirements  of  Section
                                    17(f)  of  the   1940  Act  and  the   rules
                                    thereunder;

                           (ii) holding and physically segregating for the Fund's account, all of the Fund's assets, including securities that the Fund desires to be held in places within the United States ("domestic securities") or in places outside the United States ("foreign securities");

                           (iii) releasing and delivering domestic securities owned by the Fund only upon receipt of
                                    instructions   from  persons  and  by  means
                                    authorized by the Board;

                           (iv) assuring that all domestic securities held are registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Manager or any Service Provider acting as custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has provided written authorization to use a nominee not meeting the above requirement;

                           (v) maintaining a separate bank account(s) in the United States in the name of the Fund, and holding all cash received by it from or for the account of the Fund in such account;

                           (vi) collecting on a timely basis all income and other payments with respect to securities to which the Fund shall be entitled either by law or pursuant to custom in the securities business;

                           (vii) paying out monies of the Fund upon receipt of instructions from persons and by means authorized by the Board;

                           (viii) appointing or removing, in its discretion, any other entity qualified under the 1940 Act to act as a custodian, as its agent to carry out any custody duties;

                           (ix) employing, in the discretion of the Manager or a Service Provider employed by the Manager, other parties as sub-custodians for the Fund's domestic securities or foreign securities. With respect to the Fund's foreign securities, such employment shall be effected and such foreign securities shall be maintained in accordance with the provisions of Rule 17f-5 under the 1940 Act, as such provisions may be amended from time to time, provided that the Manager or a Service Provider employed by the Manager shall furnish annually to the Fund, information concerning the Service Provider or sub-custodians employed by the Manager or other Service Provider;

                           (x) creating and maintaining all records relating to its activities and obligations under any contract relating to the Fund or a Series thereof in accordance with the provisions of Section 31 of the 1940 Act and Rules 31a-1 and 31a-2 under the 1940 Act. Such records shall be the property of the Fund and shall at all times during the regular business hours of the Manager (or separate Service Provider acting as custodian) be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission; and

                           (xi) performing or arranging for the performance of any other usual duties and functions of a custodian for a registered investment company;

                  (2) Transfer agency services, including, but not limited to:

                           (i) receiving for acceptance, orders for the purchase of Fund shares, and promptly delivering payment and appropriate documentation thereof to any Service Provider acting as custodian;

                           (ii) issuing, pursuant to purchase orders, the appropriate number of the Fund's shares and holding such shares in the appropriate account;

                           (iii) receiving for acceptance redemption requests and redemption directions and delivering the appropriate documentation to any Service Provider acting as custodian;

                           (iv) effecting transfers of Fund shares by the registered owners thereof upon receipt of appropriate instructions;

                           (v)      preparing  and  transmitting   payments  for
                                    dividends and distributions declared by the Fund;

                           (vi)     maintaining    records   of   accounts   for
                                    shareholders and advising the Fund and its shareholders as to the foregoing;

                           (vii) handling shareholder relations, and providing reports and other information and services related to the maintenance of shareholder accounts;

                           (viii) recording the issuance of shares of the Fund and maintaining pursuant to Rule 17Ad-10(e) under the 1934 Act a record of the total number of shares of the Fund that are authorized, based upon data provided by the Fund, and issued and outstanding; and

                           (ix) performing or arranging for the performance of any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company;

                  (3) The calculation of the net asset value of each Series and the net asset value per share of each class of shares at such times and in such manner as specified in the Fund's current registration statement and at such other times upon which the parties hereto may from time to time agree; and

                  (4) The creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request.

         The Manager may contract with qualified Service Providers for the provision of any of the services necessary for the operation of the Fund as described in this Section (b). Where the Manager engages separate Service Providers, the Manager shall also, on behalf of the Fund, coordinate the activities of such Service Providers, as well as other agents, attorneys, brokers and dealers, insurers, sub-advisers and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of its performance hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Board or the Manager shall consider desirable.

                                   ARTICLE II
                       Allocation of Charges and Expenses

         (a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities that it is obligated to provide under this Agreement, and shall pay all compensation of officers of the Fund and all trustees of the Fund who are affiliated persons of the Manager, except as otherwise specified in this Agreement.

         Except for those  expenses  assumed by the Fund as  provided in section
(b) below, the Manager shall bear all of the Fund's expenses including, but not limited to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting fees; legal fees (except extraordinary litigation expenses); expenses of shareholders' and/or trustees' meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; costs of printing and mailing registration statements and updated prospectuses to current shareholders; and the fees of any trade association of which the Fund is a member.

         The Manager agrees that neither it nor any Service Provider will make any separate charge to any shareholder or his individual account for any services rendered to said shareholder or the Fund unless such charge for special services is specifically approved by the Board including a majority of the trustees who are not "interested persons" (as such term is defined in the 1940
Act) of the Manager (the "disinterested trustees"). No special charge will be levied retroactively or without appropriate notice to affected shareholders.

         (b) The Fund. The Fund assumes and shall pay or cause to be paid the following expenses of the Fund, including, without limitation: compensation of the Manager; fees of disinterested trustees; brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; expenses for independent audits; taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses) as approved by a majority of the disinterested trustees.

                                   ARTICLE III
                           Compensation of the Manager

         For the services rendered, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a unitary fee calculated as a percentage of the average value of the net assets each day for each Series during that month at the following annual rates:

         Capital Appreciation Stock                                    0.80%
         Balanced                                                      0.70%
         Growth and Income Stock                                       0.60%
         Bond                                                          0.55%
         Money Market                                                  0.45%
         Treasury 2000                                                 0.45%

         The Manager's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Series shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of the Fund and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

         In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

         During any period when the determination of net asset value is suspended, the net asset value of a Series as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV
                     Limitation of Liability of the Manager

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

                                    ARTICLE V
                            Activities of the Manager

         The services of the Manager are not deemed to be exclusive, and the Manager is free to render services to others, so long as the Manager's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested persons of the Manager, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Fund, and that the Manager may become interested in the Fund as a shareholder or otherwise.

         It is agreed that the Manager may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Manager or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Manager or other entities advised by the Manager will be considered by and may be useful to the Manager in carrying out its obligations to the Fund.

         Securities or other investments held by a Series of the Fund may also be held by separate investment accounts or other mutual funds for which the Manager may act as an investment adviser or by the Manager or its affiliates.
Because of different investment objectives or other factors, a particular security may be bought by the Manager or its affiliates for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Series or other entities for which the Manager or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Manager may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions or prices. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in accordance with any written procedures maintained by the Manager or, if there are no such written procedures, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Series.

                                   ARTICLE VI
                                Books and Records

         The Manager hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.

         The Manager agrees that all books and records which it or any other Service Provider maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such books, records or information upon the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Manager's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Fund free from any claim or assertion of rights by the Manager.

         The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                   ARTICLE VII
                   Duration and Termination of this Agreement

         This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of each Series of the Fund. This Agreement shall come into full force and effect on the date which it is so approved, provided that it shall not become effective as to any subsequently created investment portfolio until it has been approved by the Board specifically for such portfolio. As to each Series of the Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Series at least annually by (i) the Board, or by the vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the Series; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time as to any Series or to all Series, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Series, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Series, or if a different adviser is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Series. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                          Amendments of this Agreement

         This Agreement may be amended as to each Series by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding votes attributable to the shares of the Series, and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          Definitions of Certain Terms

         The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes" attributable to the shares of a Series means the lesser of (a) 67% or more of the votes attributable to such Series present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Series.

                                    ARTICLE X
                                  Governing Law

         This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

                                   ARTICLE XI
                                  Severability

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            ULTRA SERIES FUND

                                            By: ______________________________

                                            Title: ___________________________

ATTEST:

--------------------------


                                            CIMCO INC.

                                            By: ______________________________

                                            Title: ___________________________

ATTEST:

--------------------------

                                                                       EXHIBIT B
                              Amendment Number Two
                              Declaration of Trust
                                Ultra Series Fund

Effective May 1, 1997, pursuant to due adoption by the Board of Trustees on October 29, 1996 and Shareholders on January 16, 1997, the following amendments shall be made to the Declaration of Trust of the Ultra Series Fund:

1.       The following definitions are hereby added to Section 1.4:

         ""General Assets" shall mean any assets, income, earnings, profits of proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series of the Trust or any corresponding investment portfolio of the Trust.

         "General Liabilities" shall mean any liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series of the Trust or any corresponding investment portfolio of the Trust.

         "Portfolio" shall mean any separate investment portfolio coming to exist as a result of the establishment by the Trustees of one or more Series of Shares pursuant to Article VI hereof."

2. The last three sentences of Section 2.9 are hereby deleted in its entirety.

3. Section 6.1 is hereby deleted in its entirety and the following section substituted in its place:

         "6.1 Shares of Beneficial Interest. The beneficial interests of Shareholders in the Trust shall be divided into transferable Shares of one or more separate and distinct Series, or Classes of a Series, as the Trustees shall from time to time create and establish. The number of Shares of each Series, and Class of a Series, is unlimited and each Share shall have a par value of $0.01. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or to any appraisal, conversion or exchange rights of any kind. The Trustees shall have full power and authority, in their sole discretion and without Shareholder approval:
         (a) to issue original or additional Shares at such times and on such terms and conditions as they consider appropriate; (b) to issue fractional Shares and Shares held in Treasury; (c) to establish and to change in any manner Shares of any Series or Class of any Series with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change the foregoing with respect to outstanding Shares in a manner materially adverse to the Shareholders of such Shares); (d) to divide or combine the Shares of any Series or Class of a Series into a greater or fewer number of Shares; (e) to classify or reclassify any unissued Shares of any Series or Class of a Series into one or more Series of Classes; (f) to abolish any one or more Series or Classes of a Series of Shares; (g) to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and (h) to take such other action with respect to the Shares as the Trustee may consider desirable. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares, except as provided in
         Section 10.5 hereof. The Shares shall be personal property giving only the rights specifically set forth in this Declaration of Trust."

4. Section 6.2 is hereby deleted in its and entirety and the following section substituted in its place:

         "6.2 Establishment of Series and Classes. The Trust shall consist of one or more Series. The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof. Each additional Series shall be established by the adoption of a resolution by the Trustees. The Trustees may divide the Shares of any Series into one or more Classes. Each Class of a Series shall represent interests in the assets of that Series. The Trustee may designate the relative rights and preferences of the Shares of each Series or Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. The Trust may issue any number of Shares of any established Class of any Series and need not issue Shares of a particular Series or Class. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class of a Series, shall be entitled to receive his or her pro-rata share of all distributions made with respect to such Series or Class. Upon redemption of his or her Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may change the name of any Series or Class thereof. At any time when there are no Shares of a previously established and designated Series or Class outstanding, the Trustees may, by a majority vote, abolish that Series or Class.

         Except as the Trustees may provide when classifying or reclassifying the Shares of any unissued Series, each Series of Shares shall have the following powers, preferences or other special rights and shall have the following qualifications, restrictions and limitations:

                  (a) Except as otherwise provided herein, all consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, any funds or payments derived from any reinvestment of such proceeds, and any General Assets allocated to a Series, shall constitute assets of that Series, in contrast to other Series (subject only to the rights of creditors) and are herein referred to as assets "belonging to" that Series. The assets belonging to a Series shall be held and accounted for separately from the other assets of the Trust and from every other Series and shall be held by the Trustees in trust for the benefit of the holders of Shares and that Series. The Trustees shall determine allocation of the assets belonging to the Trust to a given Series. Any General Assets shall be allocated by or under the supervision of the Trustees to and among any one or more of the Series established and designated from time to time, in such manner and on such basis as the Trustees, in their sole discretion, considers fair and equitable. Such decisions by the Trustees shall be final and conclusive.

                  (b) The assets belonging to each Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges, and reserves attributable to that Series. Such liabilities, expenses, costs, charges, and reserves, together with any General Liabilities allocated to that Series, shall constitute the liabilities of that Series, in contrast to other Series, and are herein referred to as "belonging to" that Series. Any General Liabilities shall be allocated by or under the supervision of the Trustees to and among any one or more of the Series established and designated from time to time, in such manner and on such basis as the Trustees, in their sole discretion, considers fair and equitable. Such decisions by the Trustees shall be final and conclusive. Without limiting the foregoing and subject to the right of the Trustees in their discretion to allocate General Liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of that Series only, and not against the assets of the Trust generally. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series of Shares shall have a claim on or have any right to any assets allocated to or belonging to any other Series.

                  (c) The Trustees may declare and pay dividends or distributions, in Shares or in cash, on Shares of any Series or Class thereof to the holders of such Shares, in such manner and from such income and capital gains, accrued and realized, from the assets belonging to that Series, after providing for actual and accrued liabilities belonging to that Series, as they, in their sole discretion determine.

                  (d) On any matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each dollar of net asset value of the Trust standing in his or her name on the books of the Trust, on the date fixed in accordance with the Article VIII herein for determination of Shareholders entitled to vote. Any matter submitted to a vote of the Shareholders, all Shares of the Trust then outstanding and entitled to vote shall be voted in the aggregate and not by Series or Class ("single class voting"); provided, however, that: (i) as to any matter that the 1940 Act or Massachusetts Law requires a separate vote of any Series or Class, the requirement as to a separate vote by that Series or Class shall apply in lieu of single class voting, (ii) in the event that the separate vote requirement referred to in (i) above applies to one or more Series or Class, then, subject to (iii) below, the shares of all other Series or Classes shall vote as a single class and (iii) as to any matter that does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. The Board of Trustees, in its sole discretion, shall determine whether any matter affects any particular Series or Class of Shares."

5. Section 8.2 is hereby deleted in its and entirety and the following section substituted in its place:

         "8.2 Quorums. The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at any meeting of Shareholders shall constitute a quorum for the transaction of any business at all such meetings except as otherwise provided by law or herein. Notwithstanding the foregoing, except as otherwise required by law or provided herein, where the holders of any Series or Class of Shares are entitled or required to vote as a separate Series or Class (a "separate group") or where the holders of any two or more (but not all) Series or Classes of stock are entitled or required to vote as a single group (a "combined group"), the presence in person or by proxy of the holders of a majority of the votes of such separate group or combined group, as the case may be, entitled to be cast at any meeting shall constitute a quorum for the transaction of any business via such vote. If a quorum with respect to all Series or Class, a separate group or a combined group, as the case may be, is not present or represented at any meeting of the Shareholders, the holders of a majority of the votes of all Series or Classes, such separate group or such combined group, as the case may be, present in person or by proxy and entitled to vote at such meeting may, without further notice, adjourn the same from time to time as to all Series or Classes, such separate group or combined group, as the case may be, until a requisite quorum for such meeting shall be present. The absence from any meeting of holders of the number of votes in excess of a majority of all Series or Classes, any separate group or combined group, as the case may be, that may be required by applicable law or this Declaration of Trust for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that may properly come before the meeting if there shall be present thereat, in person or by proxy, holders of the number of votes required for action in respect of such other matter or matters."

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series

         Capital Appreciation Stock Series           __________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series
                  Money Market Series                __________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series
       Growth and Income Stock Series               ___________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series
                  Bond Series                       ___________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series
                  Balanced Series                    ___________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.

PROXY SERVICES NAME                                ULTRA SERIES FUND
Address ______________________             SPECIAL MEETING OF THE SHAREHOLDERS
_____________________________                       JANUARY 16, 1997
_____________________________           PROXY SOLICITED BY THE BOARD OF TRUSTEES


Policyowner Name                  Account No.:_________________________________
Address
____________________              Control No.:_________________________________

                                                    Number of
                                                    Votes Entitled
                                                    To Be Instructed
                                                    For This Series
                 Treasury 2000 Series               ___________

The undersigned (pursuant to special authority conferred on me by the Investment Company Act of 1940, as amended) hereby instructs Michael S. Daubs, Lawrence R. Halverson, and Kevin T. Lentz, and each of them (with full power to act alone and to designate substitutes), as Proxies to represent the undersigned at the Special Meeting of Shareholders of the Ultra Series fund to be held at 2000 Heritage Way, Waverly, Iowa, on Thursday, January 16, 1997, at 11:30 a.m., Central Standard Time, and at any adjournments thereof. The Proxies shall have all the powers the undersigned would have if personally present to vote and to act on each of the proposals below and on any other matter that may properly come before the Special Meeting. All previous proxies given with respect to the Special Meeting are hereby revoked.

The Board of Trustees recommends voting "FOR" each Proposal, including all the nominees named in Proposal 1.

The Proxies will vote in the manner indicated, or if no direction has been indicated, "FOR" each Proposal. The Proxies are authorized to use their best judgment with respect to any other matter that may properly come before the meeting. By execution of this proxy the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.

Please sign exactly as your name appears on this form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (attorney, executor, Trustee, guardian, etc.) the individual must provide his full title following the signature. Corporate proxies should be signed by an authorized officer.

  PLEASE MARK, SIGN, DATE, AND RETURN ALL PROXY CARDS PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
           To vote on each of the proposals, using blue or black ink,
  indicate your choice by marking an "X" in the appropriate box as follows: |X|
    (The proxy must be signed and dated for your instructions to be counted.)
-------------------------------------------------------------------------------

VOTE ON PROPOSALS:
1.  Election of Trustees                                  For   Withhold    For All    To withhold authority to vote, mark "For
     (Indicate your selection for each Trustee)           All      All      Except     All Except" and write the nominee's name
      Gwendolyn M. Boeke, Kevin T. Lentz,                  |_|     |_|       |_|       on the line below.
      Alfred L. Disrud, Keith S. Noah, Thomas C. Watt

                                                                                        For        Against         Abstain

2.  Proposal to approve Management Agreement                                            |_|            |_|            |_|

3.  Proposal to approve the Amendment to the Fund's Declaration of Trust                |_|            |_|            |_|

4.  Proposal to approve KPMG Peat Marwick as Independent Auditors                       |_|            |_|            |_|

Signature__________________ Signature______________________Dated:_____  199__
           PROXIES MUST BE RECEIVED BY JANUARY 8, 1997, TO BE COUNTED.